SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2002

Commission	Registrant, State of Incorporation,	IRS Employer
File Number	Address, and Telephone Number	Identification No.

1-11255	AMERCO (A Nevada Corporation) 1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 Telephone (775) 688-6300	88-0106815

ITEM 5. OTHER EVENTS

         On October 15, 2002, AMERCO issued a press release, attached hereto as Exhibit 99.1, relating to its retention of a financial advisor to assist AMERCO in restructuring certain of its debt.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
99.1	Press Release dated October 15, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant) /s/ Gary V. Klinefelter
Date: October 16, 2002
Gary V. Klinefelter, Secretary

EXHIBIT INDEX

99.1	Press Release dated October 15, 2002.